UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 31, 2006
Date of report (Date of earliest event reported)

       TOOTSIE ROLL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its charter)


        Virginia
(State or Other Jurisdiction of Incorporation)

        001-01361
(Commission File Number)

        22-1318955
(I.R.S. Employer Identification No.)

 7401 South Cicero Avenue, Chicago, Illinois  60629
(Address of Principal Executive Offices)   (Zip Code)

        773-838-3400
(Registrant's Telephone Number, Including Area Code)

        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [__]  Written communications pursuant to Rule 425 under the Securities Act
              (17 CFR 230.425)

     [__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

     [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    On February 14, 2007, Tootsie Roll Industries, Inc. issued a press release (the "release") announcing its results of operations and financial condition for the fourth quarter ended December 31, 2006. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

    The information in the release and in this Item 2.02 is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is furnished with this report:

Exhibit 99.1 Press Release of Tootsie Roll Industries, Inc., dated February 14, 2007.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.


February 14, 2007           TOOTSIE ROLL INDUSTRIES, INC.

                            By:  /S/G. HOWARD EMBER, JR.
                                 G. Howard Ember, Jr.
                                 Vice President/Finance and
                                 Chief Financial Officer



EXHIBIT INDEX

Exhibit No.               Description

99.1   Press Release of Tootsie Roll Industries, Inc., dated February 14, 2007.


Tootsie Roll Industries, Inc.
7401 South Cicero Avenue
Chicago, IL  60629
Phone 773/838-3400
Fax   773/838-3534

Press Release

STOCK TRADED:  NYSE           FOR IMMEDIATE RELEASE
TICKER SYMBOL: TR             Wednesday, February 14, 2007


CHICAGO, ILLINOIS - February 14, 2007 - Melvin J. Gordon, Chairman, Tootsie Roll Industries, Inc. reported fourth quarter and twelve months 2006 sales and earnings, including the comparative effect of the prior year 2005 nonrecurring gain. Fourth quarter 2006 sales were $110,821,000 compared to $112,495,000 in the fourth quarter 2005, a decrease of $1,674,000 or 1%. Twelve months 2006 sales were $495,990,000 compared to $487,739,000 in the prior year, an increase of $8,251,000 or 2%.

Fourth quarter 2006 net earnings were $11,730,000 compared to fourth quarter 2005 net earnings of $23,325,000; and fourth quarter net earnings per share were $.22 in 2006 compared to $.42 per share in 2005. Twelve months 2006 net earnings were $65,919,000 compared to twelve months 2005 net earnings of $77,227,000; and twelve months net earnings per share were $1.22 in 2006 compared to $1.40 per share in twelve months 2005.

Both fourth quarter and twelve months 2005 periods benefited from a nonrecurring net after-tax gain of $10,053,000 relating to the sale of surplus real estate, net of the write-off of a minor trademark and goodwill and additional income taxes relating to repatriated foreign dividends. Excluding this non-recurring net gain in 2005, adjusted net earnings were $11,730,000 and $13,272,000, and adjusted net earnings per share were $.22 and $.24 in fourth quarter 2006 and 2005, respectively, a decrease of $.02 per share or 8%. Excluding this non-recurring net gain in 2005, twelve months 2006 and 2005 adjusted net earnings were $65,919,000 and $67,174,000, respectively, and adjusted net earnings per share were $1.22 for both 2006 and 2005.

Mr. Gordon said, "Although fourth quarter sales did not move ahead of the prior year period, a strong third quarter, including successful back-to-school and Halloween marketing programs, allowed us to achieve a new sales record for the year. Results for fourth quarter and twelve months 2006 were adversely affected by significantly higher input costs relating to major ingredients, freight and delivery, higher costs for products manufactured in Canada due to foreign exchange, and generally higher plant overhead costs. During 2006, the Company took actions and implemented programs, including price increases, with the objective to recover these higher input costs, however, the Company was not able to recover all of these cost increases. Additional marketing expenses associated with the transition to new pack sizes and government mandated labeling changes also adversely impacted 2006 fourth quarter and twelve months results. However, fourth quarter and twelve months 2006 results were aided by decreased interest expense and a lower effective tax rate, and the Company's per share earnings benefited from common stock purchases in the open market in 2005 and 2006 and resulting fewer shares outstanding."






                              TOOTSIE ROLL INDUSTRIES, INC.
                              SUMMARY OF SALES AND EARNINGS
                                  FOR THE PERIODS ENDED
                                DECEMBER 31, 2006 & 2005



                                     FOURTH QUARTER


                                 2006                 2005

Net Sales                    $110,821,000         $112,495,000

Net Earnings                 $ 11,730,000         $ 23,325,000

* Earnings Per Share                $ .22                $ .42

* Average Shares Outstanding   53,697,000           54,979,000




                                     TWELVE MONTHS


                                 2006                 2005

Net Sales                    $495,990,000         $487,739,000

* Net Earnings               $ 65,919,000         $ 77,227,000

* Earnings Per Share                $1.22                $1.40

  Average Shares Outstanding   54,195,000           55,127,000


* Based on average shares outstanding adjusted for 3% stock dividends distributed April 13, 2006 and April 14, 2005.



                        Tootsie Roll Industries, Inc.
            Reconciliation of GAAP to Non-GAAP Financial Measures
                 For the Periods Ended December 31, 2005


                                           Fourth Quarter     Twelve Months

Net Earnings
GAAP net earnings                          $  23,325,000     $  77,227,000
Adjusted for:
Sale of surplus real estate, net of tax    $ (13,868,000)    $ (13,868,000)
Write-off of a minor trademark and
 associated goodwill, net of tax           $   3,012,000     $   3,012,000
Income taxes relating to repatriated
 foreign earnings                          $     803,000     $     803,000
Non-GAAP net earnings                      $  13,272,000     $  67,174,000


Earnings per Share
GAAP earnings per share                    $        0.42     $        1.40
Adjusted for:
Sale of surplus real estate, net of tax    $       (0.25)    $       (0.25)
Write-off of a minor trademark and
 associated goodwill, net of tax           $        0.06     $        0.06
Income taxes relating to repatriated
 foreign earnings                          $        0.01     $        0.01
Non-GAAP earnings per share                $        0.24     $        1.22